Supplement dated July 21, 2011
to the
Prospectus and Statement of Additional Information dated June 29, 2011 for Performance Trust Municipal Bond Fund (the “Fund”),
a series of Trust for Professional Managers (the “Trust”)

Effective immediately, G. Michael Plaiss has been added as a portfolio manager for the Fund.

The following disclosures are hereby revised to reflect the addition of Mr. Plaiss as a portfolio manager of the Fund:

Summary Prospectus

The disclosure under the Summary Section entitled “Management – Portfolio Managers” on page 5 is amended to read as follows:

Portfolio Managers
The following individuals have served as the Fund’s portfolio managers since the Fund’s inception in 2011:

Name	Primary Title
J. Thomas Futrell, CFA	Senior Portfolio Manager
Johnathan N. Wilhelm	Portfolio Manager, Analyst
G. Michael Plaiss, CFA	Portfolio Manager

Prospectus

The disclosure under the section entitled “Management of the Fund – Portfolio Managers” beginning on page 9 is amended to include the following:

G. Michael Plaiss, CFA®
Mr. Plaiss serves as a member of the Adviser’s portfolio management team, and focuses on modeling residential mortgage-backed securities cash flows and portfolio attribution.  He also serves as co-portfolio manager on two residential mortgage-backed securities hedge funds sponsored by the Adviser.  Prior to joining the Adviser in 2009, Mr. Plaiss served as Chief Investment Officer of Strategic Capital Investment Advisors, Inc., from 2004 to 2009.  Mr. Plaiss acquired more than twelve years’ experience managing fixed-income portfolios for banks and insurance companies including five years with Kentucky Farm Bureau, where he managed more than $700 million in municipal bonds, corporate bonds, agency securities and mortgage-backed securities.  Mr. Plaiss graduated from Indiana University, Bloomington with a degree in Economics.

SAI

The section entitled “Management of the Fund – Portfolio Managers”, beginning on page 23 is amended as follows:

Portfolio Managers
As stated in the Prospectus, J. Thomas Futrell, Johnathan N. Wilhelm and G. Michael Plaiss (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund’s investment portfolio.

The following provides information regarding other accounts managed by the Portfolio Managers as of May 31, 2011:

Name of Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
J. Thomas Futrell	0	$0	0	$0	5	$5,755,026
Johnathan N. Wilhelm	0	$0	0	$0	8	$2,255,026
G. Michael Plaiss	1	$20,630,325	2	$212,786,490	182	$97,984,564

Please retain this supplement with your Prospectus and Statement of Additional Information.